                                                                    Exhibit 21.1

                                 Subsidiaries
                                 ------------


U.S. Subsidiaries                                                      State of Incorporation
-----------------                                                      ----------------------
Abel Center for Rehabilitation Therapies, Inc.                                 Oregon
Abel Healthcare Network, Inc.                                                  Oregon
Affiliated Physical Therapists, Ltd.                                           Arizona
Allegany Hearing and Speech, Inc.                                              Maryland
American Rehabilitation Center, Inc.                                           Missouri
American Rehabilitation Clinic, Inc.                                           Missouri
American Transitional Hospitals, Inc.                                          Delaware
Athens Sport Medicine Clinic, Inc.                                             Georgia
Ather Sports Injury Clinic, Inc.                                               California
Atlantic Health Group, Inc.                                                    Delaware
Atlantic Rehabilitation Services, Inc.                                         New Jersey
Boca Rehab Agency, Inc.                                                        Delaware
Buendel Physical Therapy, Inc.                                                 Florida
C.E.R. - West, Inc.                                                            Michigan
CCISUB, Inc.                                                                   North Carolina
CMC Center Corporation                                                         California
Cenla Physical Therapy & Rehabilitation Agency, Inc.                           Louisiana
Center for Evaluation & Rehabilitation, Inc.                                   Michigan
Center for Physical Therapy and Sports Rehabilitation, Inc.                    New Mexico
CenterTherapy, Inc.                                                            Minnesota
Central Missouri Rehabilitation Services, Inc.                                 Missouri
Central Missouri Therapy, Inc.                                                 Missouri
Champion Physical Therapy, Inc.                                                Pennsylvania
C.O.A.S.T. Institute Physical Therapy, Inc.                                    California
Coplin Physical Therapy Associates, Inc.                                       Minnesota
Crowley Physical Therapy Clinic, Inc.                                          Louisiana
Douglas Avery & Associates, Ltd.                                               Virginia
Douglas C. Claussen, R.P.T., Physical Therapy, Inc.                            California
Elk County Physical Therapy, Inc.                                              Pennsylvania
Fine, Bryant & Wah, Inc.                                                       Maryland
Francis Naselli, Jr. & Stewart Rich Physical Therapists, Inc.                  Pennsylvania
Gallery Physical Therapy Center, Inc.                                          Minnesota
Georgia NovaCare Ventures, Inc.                                                Georgia
Georgia Physical Therapy of West Georgia, Inc.                                 Georgia
Georgia Physical Therapy, Inc.                                                 Georgia
Greater Sacramento Physical Therapy Associates, Inc.                           California
Grove City Physical Therapy and Sports Medicine, Inc.                          Pennsylvania
Gulf Breeze Physical Therapy, Inc.                                             Florida
Gulf Coast Hand Specialists, Inc.                                              Florida
Hand Therapy and Rehabilitation Associates, Inc.                               California
Hand Therapy Associates, Inc.                                                  Arizona
Hangtown Physical Therapy, Inc.                                                California

U.S. Subsidiaries                                                      State of Incorporation
-----------------                                                      ----------------------


Hawley Physical Therapy, Inc.                                                  California
Human Performance and Fitness, Inc.                                            California
Indianapolis Physical Therapy and Sports Medicine, Inc.                        Indiana
Industrial Health Care Company                                                 Connecticut
Intensiva Healthcare Corporation                                               Delaware
Intensiva Hospital of Greater St. Louis, Inc.                                  Missouri
Joyner Sports Science Institute, Inc.                                          Pennsylvania
Joyner Sportsmedicine Institute, Inc.                                          Pennsylvania
Kentucky Rehabilitation Services, Inc.                                         Kentucky
Kesinger Physical Therapy, Inc.                                                California
Lynn M. Carlson, Inc.                                                          Arizona
Mark Butler Physical Therapy Center, Inc.                                      New Jersey
Medical Plaza Physical Therapy, Inc.                                           Missouri
Metro Rehabilitation Services, Inc.                                            Michigan
Michigan Therapy Centre, Inc.                                                  Michigan
MidAtlantic Health Group, Inc.                                                 Delaware
Mitchell Tannenbaum I, Inc.                                                    Illinois
Mitchell Tannenbaum II, Inc.                                                   Illinois
Mitchell Tannenbaum III, Inc.                                                  Illinois
Monmouth Rehabilitation, Inc.                                                  New Jersey
New England Health Group, Inc.                                                 Massachusetts
New Mexico Physical Therapists, Inc.                                           New Mexico
Northside Physical Therapy, Inc.                                               Ohio
NovaCare Occupational Health Services, Inc.                                    Delaware
NovaCare Outpatient Rehabilitation East, Inc.                                  Delaware
NovaCare Outpatient Rehabilitation I, Inc.                                     Kansas
NovaCare Outpatient Rehabilitation, Inc.                                       Kansas
NovaCare Outpatient Rehabilitation West, Inc.                                  Delaware
NovaCare Rehabilitation, Inc.                                                  Minnesota
Ortho Rehab Associates, Inc.                                                   Florida
Orthopedic and Sports Physical Therapy of Cupertino, Inc.                      California
P.T. Services Company                                                          Ohio
P.T. Services, Inc.                                                            Ohio
P.T. Services Rehabilitation, Inc.                                             Ohio
Peter Trailov R.P.T. Physical Therapy Clinic, Orthopaedic
  Rehabilitation & Sports Medicine, Ltd.                                       Illinois
Peters, Starkey & Todrank Physical Therapy Corporation                         California
Physical Focus, Inc.                                                           Delaware
Physical Rehabilitation Partners, Inc.                                         Louisiana
Physical Therapy Clinic of Lee's Summit, Inc.                                  Missouri
Physical Therapy Enterprises, Inc.                                             Arizona
Physical Therapy Institute, Inc.                                               Louisiana
Physical Therapy Services of the Jersey Cape, Inc.                             New Jersey
Physio-Associates, Inc.                                                        Pennsylvania
Pro Active Therapy of Ahoskie, Inc.                                            North Carolina
Pro Active Therapy of Gaffney, Inc.                                            South Carolina

U.S. Subsidiaries                                                      State of Incorporation
-----------------                                                      ----------------------

Pro Active Therapy of Greenville, Inc.                                         North Carolina
Pro Active Therapy of North Carolina, Inc.                                     North Carolina
Pro Active Therapy of Rocky Mount, Inc.                                        North Carolina
Pro Active Therapy of South Carolina, Inc.                                     South Carolina
Pro Active Therapy of Virginia, Inc.                                           Virginia
Pro Active Therapy, Inc.                                                       North Carolina
Professional Therapeutic Services, Inc.                                        Ohio
Quad City Management, Inc.                                                     Iowa
RCI (Colorado), Inc.                                                           Delaware
RCI (Exertec), Inc.                                                            Delaware
RCI (Illinois), Inc.                                                           Delaware
RCI (Michigan), Inc.                                                           Delaware
RCI (S.P.O.R.T.),                                                              Delaware
RCI (WRS), Inc.                                                                Delaware
RCI Nevada, Inc.                                                               Delaware
Rebound Oklahoma, Inc.                                                         Oklahoma
Redwood Pacific Therapies, Inc.                                                California
Rehab Advantage, Inc.                                                          Delaware
Rehab Managed Care of Arizona, Inc.                                            Delaware
Rehab Provider Network - California, Inc.                                      California
Rehab Provider Network - Delaware, Inc.                                        Delaware
Rehab Provider Network - Georgia, Inc.                                         Georgia
Rehab Provider Network - Illinois, Inc.                                        Illinois
Rehab Provider Network - Indiana, Inc.                                         Indiana
Rehab Provider Network - Maryland, Inc.                                        Maryland
Rehab Provider Network - Michigan, Inc.                                        Michigan
Rehab Provider Network - New Jersey, Inc.                                      New Jersey
Rehab Provider Network - Ohio, Inc.                                            Ohio
Rehab Provider Network - Oklahoma, Inc.                                        Oklahoma
Rehab Provider Network - Pennsylvania, Inc.                                    Pennsylvania
Rehab Provider Network - Virginia, Inc.                                        Virginia
Rehab Provider Network - Washington, D.C., Inc.                                District of Columbia
Rehab Provider Network of Colorado, Inc.                                       Colorado
Rehab Provider Network of Florida, Inc.                                        Florida
Rehab Provider Network of Nevada, Inc.                                         Nevada
Rehab Provider Network of New Mexico, Inc.                                     New Mexico
Rehab Provider Network of North Carolina, Inc.                                 North Carolina
Rehab Provider Network of Texas, Inc.                                          Texas
Rehab Provider Network of Wisconsin, Inc.                                      Wisconsin
Rehab World, Inc.                                                              Delaware
Rehab/Work Hardening Management Associates, Ltd.                               Pennsylvania
RehabClinics (COAST), Inc.                                                     Delaware
RehabClinics (GALAXY), Inc.                                                    Illinois
RehabClinics (New Jersey), Inc.                                                Delaware
RehabClinics (PTA), Inc.                                                       Delaware
RehabClinics (SPT), Inc.                                                       Delaware

U.S. Subsidiaries                                                      State of Incorporation
-----------------                                                      ----------------------

RehabClinics Abilene, Inc.                                                     Delaware
RehabClinics Dallas, Inc.                                                      Delaware
RehabClinics Pennsylvania, Inc.                                                Pennsylvania
RehabClinics, Inc.                                                             Delaware
Rehabilitation Management, Inc.                                                Delaware
Rehabilitation Network, Inc.                                                   Oregon
Robert M. Bacci, R.P.T. Physical Therapy, Inc.                                 California
S.T.A.R.T., Inc.                                                               Massachusetts
Scott G. Knoche, Inc.                                                          Missouri
Select Air Corporation                                                         Delaware
Select Employment Services, Inc.                                               Delaware
Select Houston Investors, Inc.                                                 Delaware
SelectMark, Inc.                                                               Delaware
Select Medical of Kentucky, Inc.                                               Delaware
Select Medical of Maryland, Inc.                                               Delaware
Select Medical of New Jersey, Inc.                                             Delaware
Select Medical of New York, Inc.                                               Delaware
Select Medical of Ohio, Inc.                                                   Delaware
Select Medical of Pennsylvania, Inc.                                           Delaware
Select Specialty Hospital - Akron, Inc.                                        Missouri
Select Specialty Hospital - Ann Arbor, Inc.                                    Missouri
Select Specialty Hospital - Battle Creek, Inc.                                 Missouri
Select Specialty Hospital - Beech Grove, Inc.                                  Missouri
Select Specialty Hospital - Biloxi, Inc.                                       Mississippi
Select Specialty Hospital - Camp Hill, Inc.                                    Delaware
Select Specialty Hospital - Central Detroit, Inc.                              Delaware
Select Specialty Hospital - Charleston, Inc.                                   Delaware
Select Specialty Hospital - Cincinnati, Inc.                                   Missouri
Select Specialty Hospital - Columbus, Inc.                                     Delaware
Select Specialty Hospital -Columbus/University, Inc.                           Missouri
Select Specialty Hospital - Dallas, Inc.                                       Delaware
Select Specialty Hospital - Denver, Inc.                                       Delaware
Select Specialty Hospital - Durham, Inc.                                       Delaware
Select Specialty Hospital - Eastern Oklahoma, Inc.                             Missouri
Select Specialty Hospital - Erie, Inc.                                         Delaware
Select Specialty Hospital - Evansville, Inc.                                   Missouri
Select Specialty Hospital - Flint, Inc.                                        Missouri
Select Specialty Hospital - Fort Smith                                         Missouri
Select Specialty Hospital - Fort Wayne, Inc.                                   Missouri
Select Specialty Hospital - Greensburg, Inc.                                   Delaware
Select Specialty Hospital - Houston, Inc.                                      Delaware
Select Specialty Hospital - Indianapolis, Inc.                                 Delaware
Select Specialty Hospital - Johnstown, Inc.                                    Missouri
Select Specialty Hospital - Kansas City, Inc.                                  Missouri
Select Specialty Hospital - Knoxville, Inc.                                    Delaware
Select Specialty Hospital - Little Rock, Inc.                                  Delaware
Select Specialty Hospital - Louisville, Inc.                                   Delaware

U.S. Suubsidiaries                                        State of Incorporation
------------------                                        ----------------------

Select Specialty Hospital - Macomb County, Inc.                     Missouri
Select Specialty Hospital - Memphis, Inc.                           Delaware
Select Specialty Hospital - Mesa, Inc.                              Delaware
Select Specialty Hospital - Miami, Inc.                             Delaware
Select Specialty Hospital - Milwaukee, Inc.                         Delaware
Select Specialty Hospital - Morgantown, Inc.                        Delaware
Select Specialty Hospital - Nashville, Inc.                         Delaware
Select Specialty Hospital - New Orleans, Inc.                       Delaware
Select Specialty Hospital - North Knoxville, Inc.                   Missouri
Select Specialty Hospital - Northwest Detroit, Inc.                 Delaware
Select Specialty Hospital - Northwest Indiana, Inc.                 Missouri
Select Specialty Hospital - Oklahoma City/East Campus, Inc.         Missouri
Select Specialty Hospital - Oklahoma City, Inc.                     Delaware
Select Specialty Hospital - Omaha, Inc.                             Missouri
Select Specialty Hospital - Philadelphia/AEMC, Inc.                 Missouri
Select Specialty Hospital - Phoenix, Inc.                           Delaware
Select Specialty Hospital - Pittsburgh, Inc.                        Missouri
Select Specialty Hospital - Pontiac, Inc.                           Missouri
Select Specialty Hospital - Reno, Inc.                              Missouri
Select Specialty Hospital - San Antonio, Inc.                       Delaware
Select Specialty Hospital - Sioux Falls, Inc.                       Missouri
Select Specialty Hospital - Topeka, Inc.                            Missouri
Select Specialty Hospital - TriCities, Inc.                         Delaware
Select Specialty Hospital - Tulsa, Inc.                             Delaware
Select Specialty Hospital - West Columbus, Inc.                     Delaware
Select Specialty Hospital - Western Michigan, Inc.                  Missouri
Select Specialty Hospital - Wichita, Inc.                           Missouri
Select Specialty Hospital - Wilmington, Inc.                        Missouri
Select Specialty Hospital - Wyandotte, Inc.                         Delaware
Select Specialty Hospital - Youngstown, Inc.                        Missouri
Select Specialty Hospitals, Inc.                                    Delaware
Select Synergos, Inc.                                               Delaware
Select Unit Management, Inc.                                        Delaware
Sierra Nevada Physical Therapy Corporation                          California
SMC of Florida, Inc.                                                Delaware
South Jersey Physical Therapy Associates, Inc.                      New Jersey
South Jersey Rehabilitation and Sports Medicine Center, Inc.        New Jersey
Southpointe Fitness Center, Inc.                                    Pennsylvania
Southwest Emergency Associates, Inc.                                Arizona
Southwest Medical Supply Company                                    New Mexico
Southwest Physical Therapy, Inc.                                    New Mexico
Southwest Therapists, Inc.                                          New Mexico
Sporthopedics Sports and Physical Therapy Centers, Inc.             California
Sports & Orthopedic Rehabilitation Services, Inc.                   Florida
Sports Therapy and Arthritis Rehabilitation, Inc.                   Delaware
Sprint Physical Therapy, P.C.                                       Colorado

U.S. Subsidiaries                                                         State of Incorporation
-----------------                                                         ----------------------
Star Physical Therapy, Inc.                                                         Florida
Stephenson-Holtz, Inc.                                                              California
The Center for Physical Therapy and Rehabilitation, Inc.                            New Mexico
The Orthopedic Sports and Industrial Rehabilitation Network, Inc                    Pennsylvania
Theodore Dashnaw Physical Therapy, Inc.                                             California
Treister, Inc.                                                                      Ohio
Union Square Center for Rehabilitation & Sports Medicine, Inc.                      California
Valley Group Physical Therapists, Inc.                                              Pennsylvania
Vanguard Rehabilitation, Inc.                                                       Arizona
Wayzata Physical Therapy Center, Inc.                                               Minnesota
West Penn Rehabilitation Services, Inc.                                             Pennsylvania
West Side Physical Therapy, Inc.                                                    Ohio
West Suburban Health Partners                                                       Minnesota
Western Missouri Rehabilitation Services, Inc.                                      Missouri
Worker Rehabilitation Services, Inc.                                                Illinois
Yuma Rehabilitation Center, Inc.                                                    Arizona

Canadian Subsidiaries                                                  Province of Incorporation
---------------------                                                  -------------------------
Canadian Back Institute Limited                                               Ontario
1263568 Ontario Limited                                                       Ontario
Deer Valley Physical Therapy, Inc.                                            Alberta
Dynamic Rehabilitation, Inc.                                                  Ontario
Eastern Rehabilitation, Inc.                                                  Ontario
Hospital-Side Physiotherapy Clinic, Inc.                                      Alberta

U.S. Partnerships and Limited Liability Companies                      State of Formation
-------------------------------------------------                      ------------------

Avalon Rehabilitation & Healthcare, LLC                                       Delaware
Kentucky Orthopedic Rehabilitation, LLC                                       Delaware
Medical Information Management Systems, LLC                                   Delaware
Millennium Rehab Services, LLC                                                Delaware
Mountain Top Rehab, LLC                                                       Maryland
NovaCare Health Group, LLC                                                    Delaware
NW Rehabilitation Associates, L.P.                                            Delaware
Rehab Advantage Therapy Services, LLC                                         Delaware
Select Management Services, LLC                                               Delaware
Select - Houston Partners, L.P.                                               Delaware
Select Software Ventures, LLC                                                 Delaware
Select Specialty Hospital - Houston, L.P.                                     Delaware
Select South NJ Management Services, LLC                                      Delaware
TJ Corporation I, L.L.C.                                                      Delaware


Canadian Limited Partnerships                                          Province of Declaration of Partnership
-----------------------------                                          --------------------------------------
CBI Barrie Limited Partnership                                                Ontario
CBI Brampton Limited Partnership                                              Ontario
CBI Burnaby Limited Partnership                                               Ontario
CBI Calgary Limited Partnership                                               Ontario
CBI Cambridge Limited Partnership                                             Ontario
CBI Edmonton Limited Partnership                                              Ontario
CBI Fraser Valley Limited Partnership                                         Ontario
CBI Gatineau Limited Partnership                                              Ontario
CBI Halifax Limited Partnership                                               Ontario
CBI Kitchener Limited Partnership                                             Ontario
CBI Lethbridge Limited Partnership                                            Ontario
CBI London East Limited Partnership                                           Ontario
CBI London Limited Partnership                                                Ontario
CBI Mississauga Limited Partnership                                           Ontario
CBI Montreal Limited Partnership                                              Ontario
CBI Niagara Limited Partnership                                               Ontario
CBI North York Limited Partnership                                            Ontario
CBI Ottawa Limited Partnership                                                Ontario
CBI Ottawa West Limited Partnership                                           Ontario
CBI Port Coquitlam Limited Partnership                                        Ontario
CBI Regina Limited Partnership                                                Ontario
CBI Richmond Limited Partnership                                              Ontario

CBI Sarnia Limited Partnership                               Ontario
CBI St. Clair West Limited Partnership                       Ontario
CBI South Calgary Limited Partnership                        Ontario
CBI South Scarborough Limited Partnership                    Ontario
CBI Sudbury Limited Partnership                              Ontario
CBI Surrey Limited Partnership                               Ontario
CBI Toronto Limited Partnership                              Ontario
CBI Vancouver Limited Partnership                            Ontario
CBI Victoria Limited Partnership                             Ontario
CBI Windsor Limited Partnership                              Ontario
CBI Winnipeg Limited Partnership                             Ontario

                               Part II - Other Equity Investments

U.S. Minority Interests                               State of Formation
-----------------------                               ------------------

DVMC/U.S. Regional                                           Pennsylvania
GP Therapy, L.L.C.                                           Georgia
Garrett Rehab Services, LLC                                  Maryland
Gill/Balsano Consulting, L.L.C.                              Delaware
Mercy/Joyner Associates                                      Pennsylvania
Optima Rehabilitation Services, Ltd.                         Ohio
Optima Rehabilitation Services II, Ltd.                      Ohio
Pennsylvania Mt. Sinai/
U.S. Regional Occupational &
Sports Medicine, Inc.                                        Pennsylvania
Work Horizons, Ltd.                                          Ohio

Canadian Minority Interests                           Province of Incorporation
---------------------------                           -------------------------

CBI Physical Therapy Inc.                                    Ontario
CBI Physiotherapists Corp.                                   Ontario
CBI Professional Services Inc.                               Ontario

Foreign Minority Interests                            Country of Incorporation
--------------------------                            ------------------------
Raffles Insurance Limited                                    Cayman Islands
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